MYSTIQUE DEVELOPMENTS, INC.
                        1820 SOUTH ELENA AVENUE, SUITE B
                         REDONDO BEACH, CALIFORNIA 90277
                                 (310) 546-5741



NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 17, 1997

TO THE STOCKHOLDERS:

     The Annual Meeting of the Stockholders of MYSTIQUE DEVELOPMENTS, INC., will be held at 1801 Broadway, Suite 600, Denver, Colorado at 10:30 a.m. on October 17, 1997, for the purpose of considering and voting upon the following:

     1. To elect three directors to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified;

     2. To approve an Equity Incentive Plan;

     3. To approve an Incentive Stock Option Plan;

     4. To ratify previously granted stock options;

     5. To approve the appointment of Coopers & Lybrand L.L.P. as the Company's independent auditors;

     6. To amend and restate the Company's Articles of Incorporation to change the name of the Company to Colorado Wyoming Reserve Company and to delete the provisions permitting cumulative voting in the election of directors; and

     7. To transact such other matters as may properly come before the meeting or any adjournment(s) thereof.

     Only stockholders of record as of the close of business on September 22, 1997 (the "Record Date"), will be entitled to notice of or to vote at this meeting or any postponement or adjournment(s) thereof. A copy of the Annual Report to Stockholders for the Fiscal Year Ended June 30, 1997, is enclosed with this Notice and Proxy Statement.

     WE HOPE YOU WILL BE ABLE TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING, ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.


                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          /s/ FAISAL CHAUDHARY
                                          Faisal Chaudhary
                                          Secretary

October 3, 1997

                           MYSTIQUE DEVELOPMENTS, INC.

                                 PROXY STATEMENT

                                     FOR THE

                         ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON OCTOBER 17, 1997


                                  INTRODUCTION


     This Proxy Statement is furnished to stockholders of Mystique Developments, Inc., a Wyoming corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders of the Company to be held on October 17, 1997 (the "Meeting"), and at any adjournment thereof, for the purpose of considering and voting upon the matters set forth in the Notice of Annual Meeting. The Meeting will be held at 1801 Broadway, Suite 600, Denver, Colorado at 10:30 a.m. This Proxy Statement and Proxy are being mailed to Stockholders on or about October 3, 1997.



                      SHARES OUTSTANDING AND VOTING RIGHTS


     Only holders of the Company's $0.01 par value common stock ("Common Stock") of record as of the close of business on September 22, 1997 (the "Record Date"), will be entitled to notice of and to vote on matters presented at the Meeting. On September 22, 1997 there were 1,595,076 shares of Common Stock issued and outstanding, which constituted all of the outstanding voting securities of the Company. A majority of the Company's outstanding Common Stock represented in person or by proxy shall constitute a quorum at the Meeting. WITH RESPECT TO THE ELECTION OF DIRECTORS (PROPOSAL ONE) THE COMPANY'S ARTICLES OF INCORPORATION ENTITLE EACH SHARE OF COMMON STOCK TO VOTE CUMULATIVELY. Under cumulative voting, each share of Common Stock carries the number of votes equal to the number of directorship vacancies to be filled at the meeting. Thus, each stockholder has a number of votes equal to the number of shares he owns multiplied by the number of directorship vacancies. The stockholder may distribute such votes as he wishes among the candidates for each of the directorships. If a quorum is present at the Meeting, each directorship vacancy will be filled by the candidate for such vacancy receiving the greatest number of affirmative votes. With respect to all corporate matters other than the election of directors, each share of Common Stock is entitled to one vote and each fractional share is entitled to a fractional vote on any matters presented at the Meeting. If a quorum is present at the Meeting, the affirmative vote of a majority of shares voting is required for the approval of Proposals Two, Three, Four, Five and Six, and any other proper matter.


     If the enclosed Proxy is properly executed and returned, the shares represented thereby will be voted at the Meeting in the manner specified. If no specification is made on the Proxy, then the shares shall be voted in accordance with the recommendations of the Board of Directors. A Proxy may be revoked by a stockholder at any time prior to the exercise thereof by written notice to the Secretary of the Company, by submission of another Proxy bearing a later date, or by attending the Meeting and voting in person.

     The accompanying Proxy will also be voted in connection with the transaction of such other business as may properly come before the Meeting or any adjournment or adjournments thereof. Management knows of no other matters other than the matters set forth above to be considered at the Meeting. If, however, any other matters properly come before the Meeting or any adjournment or adjournments thereof, the persons named in the accompanying Proxy will vote such Proxy in accordance with their best judgment on any such matter. The persons named in the accompanying Proxy will also, if in their judgment it is deemed to be advisable, vote to adjourn the Meeting from time to time.

                               PROXY SOLICITATIONS

     The cost of proxy solicitation by or on behalf of the Board of Directors will be borne by the Company. In addition to solicitation of proxies by use of the mail, certain of the Company's officers, directors or employees may solicit proxies personally or by telephone. Such officers, directors or employees will receive no additional remuneration in connection with the solicitation of proxies. The Company will also, where appropriate, request brokers, dealers, banks and their nominees to transmit proxy materials to their clients and will reimburse them for reasonable expenses related thereto.


                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)
                         CUMULATIVE VOTING IS PERMITTED

     Under the Company's Articles of Incorporation (the "Articles of Incorporation"), the number of directors on the Company's Board of Directors is determined according to the Company's Bylaws. The current number of members of the Board of Directors is fixed at three. At the Meeting, directors shall be elected to serve until the Annual Meeting of Stockholders in the year 1998.

     Pursuant to the requirements of the Articles of Incorporation, directors are elected by cumulative voting. This method of voting applies for purposes of electing directors only. Under cumulative voting, each share of Common Stock carries the number of votes equal to the number of directorship vacancies to be filled at the meeting. Thus, each stockholder has a number of votes equal to the number of shares owned, multiplied by the number of directorship vacancies to be filled at the meeting. The stockholder may distribute such votes as he wishes among the candidates for each of the directorships (i.e., the stockholder may cast all such votes for a single nominee or may distribute them among any two or more nominees). If a quorum is present at the Meeting, the three nominees who receive the highest number of votes represented in person or by proxy at the Meeting shall be the directors who will serve for the next year and until their successors are elected and qualified.

     The board is currently composed of three members. Each of the nominees for election is currently a director of the Company. The nominees for election as directors to serve for a one year term expiring at the Annual Meeting of Stockholders in the year 1998 are Kim M. Fuerst, Faisal Chaudhary and J. Samuel Butler. All of the nominees have expressed their willingness to serve, but if, because of circumstances not contemplated, any of the nominees is not available for election, the Proxy holders named in the enclosed Proxy form intend to vote for such other person or persons as the Board of Directors may nominate. Information with respect to each nominee is set forth under the heading entitled "Management - Directors and Executive Officers."

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION AS DIRECTORS OF THE PERSONS NOMINATED.



                 APPROVAL OF THE COMPANY'S EQUITY INCENTIVE PLAN
                                (PROPOSAL NO. 2)

     The Board of Directors of the Company has adopted, and submits for shareholder approval, the Mystique Developments, Inc. Equity Incentive Plan. A majority of the shares represented in person or by proxy which are entitled to be voted at the Meeting is required for adoption of this proposal. The summary of the Plan which appears below is qualified by reference to the full text of the Plan attached hereto as Appendix I.

     On April 5, 1997, the Board of Directors of the Company adopted the Plan under which various equity incentives may be granted to certain key employees, non-employee directors and consultants of the Company in order to provide such participants with added incentives to continue in the long-term service of the Company and to attract, retain and motivate such participants by providing an opportunity for investment in the Company to seek to enhance the profitability and value added of the Company for the benefit of its shareholders.

     One of the purposes of the Plan is to provide performance based incentives.
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), enacted in 1993, generally limits the Company's federal income tax deduction for compensation paid to the Company's chief executive officer and four other highest paid executives in excess of $1 million to any executive. However, to the extent compensation is "performance-based compensation" within the meaning of Code section 162(m), it will not be subject to the Code section 162(m) deduction limitation. While the Company does not presently expect to make awards that would approach the $1 million limit at the time of grant, the value of stock-based awards could rise substantially over time, and the Company desires to have maximum flexibility in structuring awards to attain the best tax result for the Company and the participant. Additionally, as discussed below, some of the shares of Company stock issued under the Plan may not be performance based. Set forth below is a description of the features of the Plan.

EQUITY INCENTIVE PLAN SUMMARY

     To ensure the availability of equity awards to attract, motivate and retain employees, on April 5, 1997, the Board of Directors adopted the Plan, subject to stockholder approval at the Annual Meeting, under which 2,500,000 shares of Common Stock will be authorized for issuance.

     The Plan is intended to advance the interests of the Company by providing long-term incentives to the Company's employees, non-employee directors and consultants. Under the Plan, the Company may grant to employees and consultants awards of stock, restricted stock, stock options, performance shares, performance units or any combination thereof.

     The Plan is administered by the Board of Directors or the Incentive Plan Committee with respect to all grants. The Incentive Plan Committee, if appointed by the Board, would consist of at least two "non-employee" and "outside" members of the Board. Subject to the terms of the Plan, the Board of Directors determines the persons to whom awards are granted, the type of award granted, the number of shares granted, the vesting schedule, the type of consideration to be paid to the Company upon exercise of options and the terms of any option.

     Under the Plan, the Company may grant both ISOs intended to qualify under
Section 422 of the Code, and options which are not qualified as incentive stock options ("non-statutory stock options"). Incentive stock options may be granted only to persons who are employees of the Company.

     ISOs may not be granted at an exercise price of less than the fair market value of the Common Stock on the date of grant. The exercise price of non-statutory stock options granted under the Plan may be less than the fair market value of the Common Stock on the date of grant, such exercise price to be determined by the Board of Directors. The exercise price of ISOs granted to holders who own more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company must be at least 110% of the fair market value of the Common Stock on the date of grant, and the term of these options cannot exceed five years. In all other cases, the terms of the options cannot exceed 10 years from the date of grant.

     Under the performance award component of the Plan, participants may be granted an award denominated in shares of Common Stock or in dollars. Achievement of the performance targets, or multiple performance targets established by the Board of Directors relating to corporate, group, unit or individual performance, based upon standards set by the Board of Directors, will entitle the participant to payment at the full amount specified with respect to the award, subject to adjustment at the discretion of the Board of Directors in the event of performance exceeding the minimum performance target, but below the maximum performance target applicable to such award. Payment may be made in cash, Common Stock or any combination thereof, as determined by the Board of Directors, and will be adjusted in the event the participant ceases to be an employee of the Company before the end of a performance cycle by reason of death, disability or retirement. The Plan provides for cancellation of all outstanding awards upon a participant's termination of employment for any other reason during a performance cycle.

     Under the restricted stock component of the Plan, the Company may, in selected cases. issue to a plan participant a given number of shares of restricted stock. Restricted stock under the Plan is Common Stock restricted as to sale, pending fulfillment of such vesting schedule and employment requirements as the Board of Directors determines. Prior to the lifting of the restrictions, the participant will nevertheless be entitled to receive distributions in liquidation and dividends on, and to vote the shares of, the restricted stock. The Plan provides for forfeiture of restricted stock for breach of the conditions of grant. Upon a participant's death, disability or retirement, all employment period and other applicable restrictions will lapse and such shares will be fully nonforfeitable.


     As of September 22, 1997, there were no outstanding options under the Plan.


     The Board of Directors may amend the Plan at any time or may terminate such plan without the approval of the stockholders. However, stockholder approval is required for any amendment which increases the number of shares for which options may be granted, changes the designation of the class of persons eligible to participate or changes in any material respect the limitation or provisions of the options subject to the plans. However, no action by the Board of Directors or stockholders may alter or impair any award previously granted without the consent of the award holder.

FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

     The following is a general summary of the federal income tax consequences that may apply to recipients of options, performance shares and performance units under the Plan. Because the application of tax laws may vary according to individual circumstances, a participant should seek professional tax advice concerning the tax consequences to him of participating in the Plan, including the potential application and effect of state, local and foreign tax laws and estate and gift tax considerations.

   Incentive Stock Options ("ISO")

     A participant who is granted an ISO recognizes no taxable income when the ISO is granted. Generally, no taxable income is recognized upon exercise of an ISO unless the alternative minimum tax applies as described below. Instead, a participant who exercises an ISO recognizes taxable gain or loss when he sells his shares. Any gain or loss recognized on the sale of shares acquired upon exercise of an ISO is taxed as long-term capital gain or loss if the shares have been held for more than one year after the option was exercised and for more than two years after the option was granted. In this event, the Company receives no deduction with respect to the ISO shares. Long-term capital gains of individuals presently may be taxed at lower rates than ordinary income but the deductibility of capital losses remains subject to limitation.

     If the participant disposes of the shares within one year after the option was exercised or within two years after the option was granted (a "disqualifying disposition"), he recognizes ordinary income on disposition of the shares, to the extent of the difference between the fair market value on the date of exercise (or potentially up to six months thereafter if the participant is subject to Section 16(b) of the Exchange Act) and the option price; provided, however, that in the case of a disposition where a loss, if sustained, would be recognized for tax purposes, the ordinary income recognized shall not exceed the net gain upon such disposition. Any additional gain will be taxed as capital gain. Any loss will be taxed as a capital loss. The Company generally receives a corresponding deduction in the year of disposition equal to the amount of ordinary income recognized by the participant.

   Effect of Alternative Minimum Tax

     Certain taxpayers who have significant tax preferences (and other items allowed favorable treatment for regular tax purposes) may be subject to the alternative minimum tax ("AMT"). The AMT is payable only if and to the extent that it exceeds the taxpayer's regular tax liability, and any AMT paid generally may be credited against subsequent regular tax liability. For purposes of the AMT, an ISO is treated as if it were an NSO (see below). Thus, the difference between fair market value on the date of exercise (or potentially up to six months thereafter) and the option price is included in income for AMT purposes, and the taxpayer receives a basis equal to such fair market value for subsequent AMT purposes. However, regular tax treatment (see above) will apply for AMT purposes if a disqualifying disposition, where a loss, if sustained, would be recognized, occurs in the same taxable year as the options are exercised.

   Non-Statutory Stock Options ("NSO")

     The tax treatment of NSOs differs significantly from the tax treatment of ISOs. No taxable income is recognized when an NSO is granted. but upon the exercise of an NSO, the difference between the fair market value of the shares on the date of exercise and the option price is taxable as ordinary income and generally is deductible by the Company. If the participant is subject to Section 16(b) of the Exchange Act, the date for measuring taxable income potentially may be deferred for up to six months after the date of exercise (unless the optionee makes an election under Section 83 (b) of the Code within 30 days after exercise), in which case the participant will be taxed currently upon exercise of the NSO in an amount equal to the excess, if any, of the fair market value of the shares at that time over the option price. Any future appreciation in the shares will be treated as capital gain upon the sale or exchange of the shares.

   Restricted Stock

     In general, a participant will not recognize taxable income upon the receipt of Restricted Stock, because such stock will be subject to restrictions which constitute a "substantial risk of forfeiture" within the meaning of
Section 83 of the Internal Revenue Code of 1986, as amended (the "Code") (including, for this purpose, any restriction under Section 16(b) of the Exchange Act). Rather, the participant will recognize ordinary income at such time as the restrictions no longer apply, in an amount equal to the fair market value of the stock at that time over the amount, if any, paid for the stock. However, a participant may elect to be taxed currently upon receipt of the stock (without regard to such restrictions) by making an election under Section 83(b) of the Code within 30 days of receipt. In this event, the participant will recognize ordinary income at the time of the receipt of the stock in an amount equal to the excess, if any, of the fair market value of the stock at that time over the amount, if any, paid for the stock. However, if the shares are later forfeited, the participant will not be entitled to any loss (except for any amount actually paid for the stock). Any future appreciation in the stock will be treated as capital gain upon the sale or exchange of the stock. The amount of compensation income to the participant generally is deductible by the Company. Any dividends paid to the participant on Restricted Stock before the stock is taken into income are ordinary compensation income to the participant and generally are deductible by the Company.

   Performance Shares

     A participant will recognize taxable income upon the receipt of stock in payment of performance shares in an amount equal to the fair market value of the stock at such time. If the participant is subject to Section 16(b) of the Exchange Act, the date of taxation potentially may be deferred for up to six months (unless the participant makes an election under Section 83(b) of the Code within 30 days after receipt). The amount of income recognized by the participant generally is deductible by the Company.

   Performance Units

     A participant will recognize ordinary compensation income on the receipt of cash in payment of performance units. This amount generally is deductible by the Company.

   Withholding

     The Company may withhold any taxes required by any law or regulation of any governmental authority, whether federal, state or local, in connection with any stock option or other award under the Plan, including, but not limited to withholding of any portion of any payment or withholding from other compensation payable to the participant, unless such person reimburses the Company for such amount.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" AND IN FAVOR OF ADOPTION OF THE EQUITY INCENTIVE PLAN

                     APPROVAL OF INCENTIVE STOCK OPTION PLAN
                                (PROPOSAL NO. 3)

     The Board of Directors of the Company has adopted, and submits for shareholder approval, the Incentive Stock Option Plan for Kim M. Fuerst, President of the Company (the "Incentive Plan"). A majority of the shares represented in person or by proxy which are entitled to be voted at the Meeting is required for approval of this proposal. The summary of the Incentive Plan below is qualified by reference to the full text of the Plan, attached hereto as Appendix II.

     On October 18, 1996, the Board of Directors of the Company adopted the Incentive Plan, subject to stockholder approval at the next Annual Meeting, under which incentive stock options for the purchase of 500,000 shares of Common Stock may be granted to Kim M. Fuerst to provide him with added incentives to continue in the long-term service of the Company and to create in him a more direct interest in the future success of the Company operations by relating his incentive compensation to increases in stockholder value. The Incentive Plan is administered by the Board of Directors, which may amend the Incentive Plan at any time or may terminate such plan without the approval of the stockholders, unless such approval is necessary or desirable. However, no such amendment may adversely affect any award previously granted without the consent of Mr. Fuerst.

     Under the Incentive Plan, all stock options are intended to qualify as ISOs under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). ISOs may not be granted at an exercise price of less than the fair market value of the Common Stock on the date of grant, such exercise price to be determined by the Board of Directors. On October 18, 1996, the Board of Directors authorized (subject to stockholder ratification) a grant to Mr. Fuerst of all 500,000 options at an exercise price of $1.00 per share, which the Board determined to be the fair market value of the Common Stock as of such date. (See Proposal No. 4.) The options expire on October 17, 2006.


FEDERAL INCOME TAX CONSEQUENCES OF THE INCENTIVE PLAN

     The general summary of federal income tax consequences set forth above relating to Incentive Stock Options, the Effect of Alternative Minimum Tax and Withholding under the Company's Equity Incentive Plan (Proposal No. 2) is applicable to the ISOs granted to Mr. Fuerst under the Incentive Plan. Please refer to such discussions under Proposal No. 2.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" AND IN FAVOR OF ADOPTION OF THE INCENTIVE STOCK OPTION PLAN.


                RATIFICATION OF PREVIOUSLY GRANTED STOCK OPTIONS
                                (PROPOSAL NO. 4)

     On October 18, 1996, the Board of Directors authorized grants to Faisal Chaudhary and J. Samuel Butler, directors of the Company, of nonqualified stock options to purchase 500,000 and 200,000 shares, respectively, of the Company's common stock, $.01 par value per share, at an exercise price of $1.00 per share. The Board of Directors determined that the exercise price of $1.00 per share was equal to the fair market value of the Company's Common Stock on such date. The options were immediately exercisable and will expire on October 17, 2006. To date, however, all such options remain unexercised.

     Also on October 18, 1996, the Board of Directors authorized a grant to Kim
M. Fuerst, President and CEO of the Company, of options to purchase 500,000 shares of Common Stock at an exercise price of $1.00 per share, determined by the Board of Directors to equal the fair market value of the Company's Common Stock on the date of the option grant. Mr. Fuerst's options are intended to qualify as incentive stock options under the requirements of

Section 422 of the Internal Revenue Code of 1986, as amended, and were granted pursuant to the Incentive Stock Option Plan approved by the Board on October 18, 1996 and submitted herewith for stockholder approval (See Proposal No. 3.). Mr. Fuerst's options were immediately exercisable and will expire on October 17, 2006. To date, all of Mr. Fuerst's options remain unexercised.

     The affirmative vote of the holders of at least a majority of the shares entitled to vote at the Meeting is required for ratification of the previously granted stock options in order that the grant transactions comply with the provisions of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), to preserve their status as exempt under Section 16(b) of the 1934 Act. Mystique stockholders are being asked to ratify these stock option grants in order to compensate Mystique officers and directors for their dedication and time expended in the service of Mystique, and their efforts to enhance stockholder value and realize opportunities.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" AND IN FAVOR OF APPROVAL AND RATIFICATION OF SUCH PREVIOUSLY GRANTED STOCK OPTIONS.


                 APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS
                                (PROPOSAL NO. 5)

     Action is to be taken by the stockholders at the Meeting with respect to the approval of the selection by the Company's Board of Directors of Coopers & Lybrand L.L.P. to be the independent auditor for the current fiscal year. Coopers & Lybrand L.L.P. has served as the Company's independent auditor since 1995. Coopers & Lybrand L.L.P. does not have and has not had at any time any direct or indirect financial interest in the Company and does not have and has not had at any time any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Neither the Company, nor any officer, director, or associate of the Company, has any interest in Coopers & Lybrand L.L.P.

     A representative of Coopers & Lybrand L.L.P. will be present at the Meeting and will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" AND IN FAVOR OF THE APPROVAL OF SUCH APPOINTMENT.


                    APPROVAL OF THE AMENDMENT AND RESTATEMENT
                   OF THE COMPANY'S ARTICLES OF INCORPORATION
                                (PROPOSAL NO. 6)

     Action is to be taken by the stockholders at the Meeting with respect to the approval of an amendment and restatement of the Company's Articles of Incorporation. The Amended and Restated Articles of Incorporation, attached hereto as Appendix III, would restate the Company's Articles of Incorporation as recently amended by the Board of Directors, to eliminate the initial members of the Board and the initial registered agent. In addition, if approved at the Meeting, the name of the Company would be changed from Mystique Developments, Inc. to Colorado Wyoming Reserve Company, and the provisions permitting cumulative voting in the election of directors would be deleted.

     Under cumulative voting, each share of Common Stock carries the number of votes equal to the number of directorship vacancies to be filled at the meeting. Thus, each stockholder has a number of votes equal to the number of shares owned multiplied by the number of directorship vacancies to be filled at the meeting. The stockholder may distribute such votes as he wishes among the candidates for each of the directorships (i.e. the stockholder may cast all such votes for a single nominee or may distribute them among any two or more nominees). If a quorum is present at a meeting of shareholders, the nominees who receive the highest number of votes represented in person or by proxy at the meeting shall be the directors who will serve for the next year and until their successors are elected and qualified.

STATEMENT BY THE BOARD OF DIRECTORS IN FAVOR OF THE PROPOSAL TO ELIMINATE CUMULATIVE VOTING

     Cumulative voting permits the election of one or more directors by a relatively small group of shareholders. Directors so elected by a particular group might represent the narrow, special interests of that group rather than the interests of all shareholders. In addition, cumulative voting would introduce the possibility of factionalism within the Board, impairing the ability of Board members to work together effectively and discouraging qualified individuals from serving as directors.

     The Board believes that each director should represent the interests of all of the Company's stockholders. This principle is best served under a system of straight voting, which provides for the election of each director by a plurality of the votes cast by the stockholders as a whole rather than by a vote of a minority constituency.

     The use of cumulative voting has declined significantly over the years. Many companies have eliminated cumulative voting, and most states that once mandated cumulative voting in corporate elections have repealed that requirement.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION OF THE COMPANY.


                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the names, ages and titles of the executive officers and the members of the Board of Directors of the Company.

                 NAME                                AGE                        POSITION

        Kim M. Fuerst...........................      46               President, Chief Executive Officer and
                                                                       Director
        Faisal Chaudhary........................      24               Secretary and Director
        J. Samuel Butler........................      52               Director
        David L. Milanesi.......................      50               Treasurer, Chief Financial and Accounting
                                                                       Officer

     KIM M. FUERST, 46, has been President, Chief Executive Officer and Director since September 1996. From 1994 to 1996 he was a Vice President of Van Kasper and Company, an investment banking firm. From 1989 to 1994 he served in various capacities at Great Northern Gas Company including Vice President of Finance and as a Director. From 1982 to 1990 he was President and Chief Operating Officer of Karen Oil Company which, during this period, drilled over 100 wells and operated those wells that were producing wells. Over the past 25 years he has worked in a variety of energy related positions, both as an independent producer and as an investment banker.

     FAISAL CHAUDHARY, 24, has been Secretary and Director since September 1996. He is a graduate of Chapman University with a degree in Commerce, and is working on his degree in law on a part time basis.

     J. SAMUEL BUTLER, 52, Director, formed Trinity Petroleum Management, LLC and ST Oil Company in 1996 and serves as President and Chief Executive Officer of both companies. From 1989 to 1994, he served as Director, President and Chief Executive Officer of Sterling Energy Corp. and the Chief Executive Officer of Sheffield Exploration Company, Inc. from September 1990 to May 1996. Also during the period of September, 1989 to

December, 1994, Mr. Butler was a founding principal in Petrie Parkman & Co., an investment banking firm specializing in upstream energy financing. Previously, he was President and Chief Operating Officer of Columbus Energy Corp. (Denver, Colorado) from 1985 to 1989, and today, continues to serve as a director Columbus. Mr. Butler joined the predecessor of Columbus, Consolidated Oil and Gas, Inc., in 1974 and held the position of Vice President of Exploration, Senior Vice President of Oil and Gas Operations and Executive Vice President and Chief Operating Officer. After receiving a degree in Petroleum Engineering from the Colorado School of Mines, Mr. Butler pursued graduate studies in the field of Mineral Economics at that institution. He is a past Director of the Independent Petroleum Association of America and past Director of the Independent Petroleum Association of the Mountain States.

     DAVID L. MILANESI, 50, has been Treasurer, Chief Financial and Accounting Officer of the Company since July 15, 1997. Mr. Milanesi served as Treasurer and Chief Financial Officer of Sheffield Exploration Company, Inc. (or its predecessor, Knight Royalty Corporation) from December 1981 to June 1996, and as Vice President from September 1990 to June 1996. He served as Controller from December 1981 until September 1988 and as Secretary from January 1983 to September 1988 and from March 1991 to June 1996. Mr. Milanesi is a Certified Public Accountant and has a Masters Degree in Business Administration from Northwestern University.

     All directors of the Company serve one year terms and hold office until the annual meeting in the year in which their respective terms expire or until their respective successors are duly elected and qualified. There is no arrangement or understanding between any director of the Company and any other person or persons pursuant to which such director was or is to be selected as a director or a nominee for director. All officers of the Company serve at the discretion of the Board of Directors and until the next annual meeting of directors of the Company. There are no family relationships between any director, officer or person nominated or chosen to become a director or officer and any other such persons.

COMMITTEES AND MEETINGS

     During the fiscal year ended June 30, 1997, the Board of Directors held two meetings. Faisal Chaudhary attended less than 75% of such meetings. The Board of Directors of the Company has no established committees to which it has delegated any authority.

DISCLOSURE OF FILINGS BY INSIDERS

     The Company's directors, executive officers and persons who are beneficial owners of more than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports of their holdings and transactions in Common Stock with the Commission and to furnish the Company with such reports. Based solely upon its review of the copies the Company has received or upon written representations it has obtained from certain of these persons, the Company believes that, as of June 30, 1997, the following directors and/or executive officers failed to timely file the following forms: Kim M. Fuerst - Form 3, Form 4 and Form 5 reflecting three transactions; J. Samuel Butler Form 3 and Form 5 reflecting two transactions; Faisal Chaudhary - Form 3, Form 4 and Form 5 reflecting three transactions.

CHANGE IN CONTROL

     In a private transaction in September 1996, a change of control of the Company occurred when Kim M. Fuerst and Faisal Chaudhary each purchased 112,500 shares of Common Stock from Mystique Resources Company, reducing the ownership percentage of Mystique Resources Company from 46.6% to approximately 6%, and increasing the respective ownership interests of Messrs. Fuerst and Chaudhary from zero to approximately 20% each at such time.

     Concurrently therewith, Dennis R. Staal, President of Mystique Resources Company, resigned as a director and President of the Company, and Mr. Fuerst and Mr. Chaudhary were installed as directors, with Mr. Fuerst being appointed President and Mr. Chaudhary being appointed Secretary and Treasurer. As of August 15, 1997, each of

Messrs. Fuerst and Chaudhary beneficially own approximately 29% of the Company's outstanding Common Stock as a result of stock options granted in October 1996, subject to shareholder approval at the Meeting. Messrs. Fuerst and Chaudhary are independent shareholders of the Company, and do not constitute members of a "control group."


EXECUTIVE COMPENSATION

     The following table sets forth the aggregate compensation paid by the Company to the individuals serving as the Company's chief executive officers for each of the Company's last three fiscal years:


                           SUMMARY COMPENSATION TABLE


                                    ANNUAL COMPENSATION
NAME AND POSITION(1)     YEAR     SALARY($)       BONUS($)      OTHER($)
Kim M. Fuerst            1997      90,000(2)         0              0
  President & CEO
Dennis R. Staal          1996      19,250            0         10,000(3)
  former President       1995      21,200            0              0


--------------



(1) No other executive officer of the Company received more than $100,000 during the fiscal year ended June 30, 1997.
(2)  Represents payment for nine months of service.
(3) Represents 10,000 shares of Common Stock valued at $1.00 per share that were issued in August 1996 for service by Mr. Staal to the Company.



OPTION GRANTS

     The following table sets forth information concerning individual grants of stock options made during the fiscal year ended June 30, 1997 to the Company's named executive officers:


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                INDIVIDUAL GRANTS

                        NUMBER OF
                       SECURITIES    % OF TOTAL OPTIONS
                       UNDERLYING     /SARS GRANTED TO
                      OPTIONS/SARS      EMPLOYEES IN       EXERCISE OR BASE     EXPIRATION
NAME                 GRANTED #(1)      FISCAL YEAR(2)         PRICE($/SH)          DATE

Kim M. Fuerst            500,000             50%                 1.00            10-17-06


--------------


(1)  The options are fully vested and presently exercisable with a 10-year term.
(2) The Company granted options representing 1,000,000 shares to employees in the fiscal year ended June 30, 1997.

     The following table shows the number of shares covered by all exercisable and unexercisable stock options held by the named executive officers as of June 30, 1997, as well as the value of unexercised "in the money" options at such date. No named executive officer exercised stock options during the last fiscal year.


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES



                                            Number of Securities
                           Shares          Underlying Unexercised        Value of Unexercised In the
                          Acquired       Options/SARs at FY-End (#)     Money Options/SARs at FY-End
Name                    on Exercise       Exercisable/Unexercisable      Exercisable/Unexercisable

Kim M. Fuerst               -0-                   500,000/0                     $1,000,000/0*


--------------


(*) Amount shown represents aggregated fair market value at the share price on June 30, 1997 of $3.00 per share less aggregate exercise price of $1.00 per share for the unexercised in-the-money options held. These values have not been, and may never be, realized. Actual gains, if any, on exercise will depend on the value of the Common Stock on the date of exercise.

EMPLOYMENT CONTRACTS

     The Company entered into an employment contract with Mr. Fuerst on October 1, 1996 pursuant to which Mr. Fuerst would receive a salary of $10,000 per month and would be granted incentive stock options to purchase up to 500,000 shares of the Company's common stock at an exercise price of $1.00 per share. The contract is for an initial term of three years commencing October 1, 1996.

COMPENSATION OF DIRECTORS

     The Directors of Mystique, who do not receive annual salaries from Mystique, receive fees of $100 per Board Meeting attended in person, and reimbursement for travel expenses. These fees may be increased or decreased from time to time by a majority vote of the Board of Directors. Other than the fees mentioned above, no consulting fees, finder's fees or commissions were paid to Directors of the Company during the fiscal year ended June 30, 1997.

     The Board of Directors has approved and is seeking adoption of the Equity Incentive Plan (the "Plan") in which Directors will be eligible to participate (see Proposal No. 2). A total of 2,500,000 shares of Common Stock have been authorized and reserved for issuance under the Plan, subject to adjustments to reflect changes in the Company's capitalization resulting from stock splits, stock dividends and similar events, and subject to stockholder approval. The Plan will be administered by the Board of Directors or an Incentive Plan Committee appointed by the Board.

     Options granted to directors under the Plan will expire ten years from the date of grant. The option exercise price for non-statutory options will be determined by the Board of Directors and may be paid in cash or by surrendering to the Company outstanding Common Stock already owned by the optionee, valued at fair market value, by delivering a promissory note, or by a combination of such means of payment, as may be determined by the Board. Options granted pursuant to the Plan may not be exercised more than three months after the option holder ceases to be a director of the Company, except that in the event of the death or permanent and total disability of the option holder, the option may be exercised by the holder (or his estate, as the case may be), for a period of up to one year after the date of death or permanent or total disability. Options granted to directors under the Plan will be treated as non-statutory stock options under the Internal Revenue Code.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as to the number of shares of Common Stock of the Company beneficially owned as of June 30, 1997, by
(i) each person who is known to the Company to be the beneficial owner of more than 5% of the Common Stock of the Company; (ii) each of the Company's directors; (iii) the five most highly compensated executive officers, including the Chief Executive Officer; and (iv) all of the executive officers and directors of the Company as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such holders, have sole investment and voting power with respect to such shares, subject to community property laws, where applicable.

                                                                                                    PERCENTAGE
                                                                             NUMBER OF             BENEFICIALLY
       NAME AND ADDRESS                                                      SHARES(a)               OWNED(b)



Kim M. Fuerst....................................................            612,500(c)               29%
    1820 South Elena Avenue, Suite B
    Redondo Beach, California  90277


Faisal Chaudhary.................................................            612,500(d)               29%
    1101 Dove Street, Suite 230
    Newport Beach, California 92660

J. Samuel Butler.................................................            300,000(e)               16%
    1801 Broadway, Suite 600
    Denver, Colorado  80202

All Officers and Directors as a Group (4 persons)................          1,525,000                  53%


--------------


(a) All shares are owned both of record and beneficially unless otherwise specified by footnote to this table.
(b)  Based on 1,595,076 shares of Common Stock outstanding at June 30, 1997.
(c) Includes 500,000 shares issuable upon exercise of stock options granted under an Incentive Stock Option Plan.
(d) Includes 500,000 shares issuable upon exercise of stock options granted under a Director Stock Option Plan.
(e) Includes 200,000 shares issuable upon exercise of stock options granted under a Director Stock Option Plan, and 100,000 shares issuable upon exercise of a warrant granted to Trinity Petroleum Management LLC, in which Mr. Butler holds a 99% ownership interest.


                  CERTAIN RELATIONSHIPS AND OTHER TRANSACTIONS

     Set forth below is a description of transactions entered into between the Company and certain of its officers, directors, and/or employees during the last two fiscal years.

     TRANSACTIONS WITH MANAGEMENT AND OTHERS. No Director or Officer of Mystique, nominee for election as a Director, security holder who is known to Mystique to own of record or beneficially more than 5% of any class of Company's voting securities, or any relative or spouse of any of the foregoing persons, or any relative of such spouse, who has the same home as such person or who is a director or officer of any parent or subsidiary of Mystique, has had any transaction or series of transactions exceeding $60,000 during the last two fiscal years, or has any presently proposed transaction, to which Mystique was or is to be a party, in which any of such persons had or is to have any direct or indirect material interest, except the following:

     During the fiscal year ended June 30, 1996, the Company received property valued at $490,000 in exchange for a receivable from a company of which a former president of the Company served as an officer. During the last fiscal year, the Company recognized an impairment expense of $453,000 on such property.

     On March 15, 1997, the Company entered into an Agreement for Administrative Services (the "Trinity Agreement") with Trinity Petroleum Management LLC, a Colorado limited liability company ("Trinity"). Pursuant to the terms of the Trinity Agreement, Trinity will perform certain management functions for the Company for a fee of $2000 per month and reimbursement of third party expenses. The Trinity Agreement is for an initial term of six months, continuing thereafter on a month-to-month basis, terminable upon 30 days written notice by either party. The sole owner of Trinity, J. Samuel Butler, serves as a member on the Board of Directors of the Company. The Agreement was approved by the Board of Directors, with Mr. Butler abstaining from the vote. Also in connection with the Agreement, the Company's Board of Directors, with Mr. Butler abstaining, approved the issuance of a warrant to Trinity for the purchase of up to 100,000 shares of the Company's Common Stock at a price of $1.00 per share.


                    DATE OF RECEIPT OF STOCKHOLDER PROPOSALS

     Stockholder proposals for inclusion in the Proxy Statement for the 1998 Annual Meeting of Stockholders must be received at the principal executive offices of the Company on or before June 5, 1998.


                          ANNUAL REPORT ON FORM 10-KSB

     1997 Annual Report to Stockholders. The Annual Report on Form 10-KSB for the fiscal year ended June 30, 1997, is enclosed. The Company's Form 10-KSB, which includes audited financial statements, does not form any part of the materials for the solicitation of Proxies.


     PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED, AS IT WILL SAVE THE EXPENSE OF FURTHER MAILING.


                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             /s/ Faisal Chaudhary


                                             Faisal Chaudhary
                                             Secretary

October 3, 1997

PROXY                       MYSTIQUE DEVELOPMENTS, INC.
                                       PROXY
--------------------------------------------------------------------------------


     The undersigned hereby appoints KIM M. FUERST and J. SAMUEL BUTLER, and each of them, the proxies of the undersigned, with power of substitution, hereby revoking any proxy heretofore given, to vote all shares which the undersigned is entitled to vote at the 1997 Annual Meeting of Stockholders of MYSTIQUE DEVELOPMENTS, INC. (the "Company") to be held at 1801 Broadway, Suite 600, Denver, Colorado at 10:30 a.m. on Friday, October 17, 1997, and at any adjournments thereof, with all powers the undersigned would possess if personally present, and the undersigned authorizes and instructs said proxies to vote in their discretion upon any other matters as may properly come before the meeting, and specifically as follows:

     1. - Election of Directors: Kim M. Fuerst, Faisal Chaudhary and J. Samuel Butler. (To withhold authority to vote for any individual nominee, strike a line through the nominee's name.) INSTRUCTION: Unless otherwise specified in the space provided below, this proxy shall authorize the proxies named herein to cumulate all votes which the undersigned is entitled to cast at the Meeting for, and to allocate such votes among, one or more of the nominees listed for election as director, as such proxies shall determine, in their sole and absolute discretion, in order to maximize the number of such nominees elected to the Company's Board of Directors. To specify a different method of cumulative voting for directors, write 'Cumulative For' and the number of Shares and the name(s) of the nominee(s) in the space provided below.

         FOR /   /                   AGAINST /   /                 ABSTAIN /   /

     2. - To approve the Company's Equity Incentive Plan.

         FOR /   /                   AGAINST /   /                 ABSTAIN /   /

     3. - To approve the Incentive Stock Option Plan.

         FOR /   /                   AGAINST /   /                 ABSTAIN /   /

     4. - To ratify previously granted stock options.

         FOR /   /                   AGAINST /   /                 ABSTAIN /   /

     5. - To approve the appointment of Coopers & Lybrand LLP as independent auditors of the Company.

         FOR /   /                   AGAINST /   /                 ABSTAIN /   /

     6. - To approve the amendment and restatement of the Company's Articles of Incorporation to change the name of the Company to Colorado Wyoming Reserve Company and to delete the provisions permitting cumulative voting in the election of directors.

         FOR /   /                   AGAINST /   /                 ABSTAIN /   /

     7.- To transact such other matters as may properly come before the meeting.


                                                     (CONTINUED ON REVERSE SIDE)

Date
     -----------------------

Signature
          ------------------

Signature
          ------------------

Please mark, date and sign as your name appears above and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name by a duly authorized officer. If shares are held jointly, each stockholder named should sign.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED, AND "FOR" PROPOSALS 2 THROUGH 6.

                                   APPENDIX I

                           MYSTIQUE DEVELOPMENTS, INC.
                              EQUITY INCENTIVE PLAN

                                   SECTION 1.
                                  INTRODUCTION

1.1 Establishment. Mystique Developments, Inc., a Wyoming corporation (hereinafter referred to, together with its Affiliated Corporations (as defined in subsection 2.1(a)) as the "Company" except where the context otherwise requires), hereby establishes the Mystique Developments, Inc. Equity Incentive Plan (the "Plan") for certain key employees, directors and consultants of the Company.

1.2 Purposes. The purposes of the Plan are to provide the key management employees selected for participation in the Plan with added incentives to continue in the long-term service of the Company and to create in such employees a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in stockholder value, so that the income of the key management employees is more closely aligned with the income of the Company's stockholders. The Plan is also designed to attract key employees and directors and to retain and motivate participating employees and directors by providing an opportunity for investment in the Company.

                                   SECTION 2.
                                   DEFINITIONS

2.1  Definitions. The following terms shall have the meanings set forth below:

     (a) "Affiliated Corporation" means any corporation or other entity (including but not limited to a partnership) which is affiliated with Mystique Developments, Inc. through stock ownership or otherwise and is treated as a common employer under the provisions of Sections 414(b) and (c) of the Internal Revenue Code.

     (b) "Award" means a grant made under this Plan in the form of Stock, Options, Restricted Stock, Performance Shares, or Performance Units.

     (c)  "Board" means the Board of Directors of the Company.

     (d)  "Director" means an employee or non-employee member of the Board.

     (e)  "Effective Date" means the effective date of the Plan, April 5, 1997.

     (f) "Eligible Employees" means full-time or part-time key employees (including, without limitation, officers and directors who are also employees) of the Company or any Affiliated Corporation or any division thereof, upon whose judgment, initiative and efforts the Company is, or will be, important to the successful conduct of its business. (g) "FAIR MARKET VALUE" MEANS THE OFFICIALLY QUOTED CLOSING PRICE OF THE STOCK ON THE NASD OTC BULLETIN BOARD SYSTEM ON A PARTICULAR DATE. IF THERE ARE NO STOCK TRANSACTIONS ON SUCH DATE, THE FAIR MARKET VALUE SHALL BE DETERMINED ON THE BASIS OF THE WEIGHTED AVERAGE OF THE OFFICIALLY QUOTED CLOSING PRICE ON THE THREE IMMEDIATELY PRECEDING DATES ON WHICH STOCK TRANSACTIONS OCCURRED. IF THE STOCK IS NOT PUBLICLY TRADED OR IF THE INCENTIVE PLAN COMMITTEE BELIEVES IN GOOD FAITH THAT THE CALCULATIONS PROVIDED FOR HEREIN DO NOT ACCURATELY REFLECT THE FAIR MARKET VALUE OF THE STOCK, THE FAIR MARKET VALUE OF THE STOCK ON ANY DATE SHALL BE DETERMINED IN GOOD FAITH BY THE INCENTIVE PLAN COMMITTEE AFTER SUCH CONSULTATION WITH OUTSIDE LEGAL, ACCOUNTING AND OTHER EXPERTS AS THE INCENTIVE PLAN COMMITTEE MAY DEEM ADVISABLE, AND THE COMMITTEE SHALL MAINTAIN A WRITTEN RECORD OF ITS METHOD OF DETERMINING SUCH VALUE.

     (h) "Incentive Plan Committee" means a committee consisting of at least two "non-employee" and "outside" members of the Board who are empowered hereunder to take actions in the administration of the Plan. The Incentive Plan Committee shall be so constituted at all times as to permit the Plan to comply with Rule 16b-3 or any successor rule promulgated under the Securities Exchange Act of 1934 (the "1934 Act") andss.162(m) of the Internal Revenue Code. Members of the Incentive Plan Committee shall be appointed from time to time by the Board, shall serve at the pleasure of the Board, and may resign at any time upon written notice to the Board.

     (i) "Incentive Stock Option" means any Option designated as such and granted in accordance with the requirements of Section 422 of the Internal Revenue Code.

     (j) "Internal Revenue Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

     (k) "Non-Statutory Option" means any Option other than an Incentive Stock Option.

     (l) "Option" means a right to purchase Stock at a stated price for a specified period of time.

     (m) "Option Price" means the price at which shares of Stock subject to an Option may be purchased, determined in accordance with subsection 7.2(b).

     (n) "Participant" means an Eligible Employee, Director or consultant to the Company designated by the Incentive Plan Committee from time to time during the term of the Plan to receive one or more Awards under the Plan.

     (o) "Performance Cycle" means the period of time as specified by the Incentive Plan Committee over which Performance Share or Performance Units are to be earned.

     (p) "Performance Shares" means an Award made pursuant to Section 9 which entitles a Participant to receive Shares, their cash equivalent or a combination thereof based on the achievement of performance targets during a Performance Cycle.

     (q) "Performance Units" means an Award made pursuant to Section 9 which entitles a Participant to receive cash, Stock or a combination thereof based on the achievement of performance targets during a Performance Cycle.

     (r) "Plan Year" means each 12-month period beginning July 1 and ending the following June 30, except that for the first year of the Plan it shall begin on the Effective Date and extend to June 30 of the following year.

     (s) "Restricted Stock" Means Stock granted under Section 8 that is subject to restrictions imposed pursuant to said Section.

     (t)  "Share" means a share of Stock.

     (u)  "Stock" means the common stock, $.01 par value, of the Company.

2.2 Gender and Number. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

                                   SECTION 3.
                               PLAN ADMINISTRATION

     The Plan shall be administered by the Board or the Incentive Plan Committee. If the Plan is administered by the Board all references herein to the Incentive Plan Committee shall be deemed to refer to the Board. In accordance with the provisions of the Plan, the Incentive Plan Committee shall, in its sole discretion, and except as specifically set forth herein, select Participants from among the Eligible Employees and Directors to whom Awards will be granted, the form of each Award, the amount of each Award and any other terms and conditions of each Award as the Incentive Plan Committee may deem necessary or desirable and consistent with the terms of the Plan. The Incentive Plan Committee shall determine the form or forms of the agreements with Participants which shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Participants with respect to Awards granted pursuant to the Plan, which provisions need not be identical except as may be provided herein. The Incentive Plan Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Incentive Plan Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. No member of the Incentive Plan Committee shall be liable for any action or determination made in good faith, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation. The determination, interpretations and other actions of the Incentive Plan Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.

                                   SECTION 4.
                            STOCK SUBJECT TO THE PLAN

4.1 Number of Shares. Initially, 2,500,000 Shares are authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Incentive Plan Committee may from time to time deem necessary. The Shares may be divided among the various Plan components as the Incentive Plan Committee shall determine, all of which shall be available for grant as Incentive Stock Options under the Plan. Shares which may be issued upon the exercise of Options shall be applied to reduce the maximum number of Shares remaining available for use under the Plan. The Company shall at all times during the term of the Plan and while any Options are outstanding retain as authorized and unissued Stock, or as treasury Stock, at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

4.2 Unused and Forfeited Stock. Any Shares that are subject to an Award under this Plan which are not used because the terms and conditions of the Award are not met, including any Shares that are subject to an Option which expires or is terminated for any reason, any Shares which are used for full or partial payment of the purchase price of Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to
     Section 15.2 shall automatically become available for use under the Plan.

4.3 Adjustments for Stock Split, Stock Dividend, Etc. If the Company shall at any time increase or decrease the number of its outstanding Shares of Stock or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (i) the shares of Stock as to which Awards may be granted under the Plan; and (ii) the Shares of Stock then included in each outstanding Option, Performance Share or Performance Unit granted hereunder.

4.4 Dividend Payable in Stock of Another Corporation, Etc. If the Company shall at any time pay or make any dividend or other distribution upon the Stock payable in securities of another corporation or other property (except money or Stock), a proportionate part of such securities or other property shall be set aside and delivered to any Participant then holding an Award for the particular type of Stock for which the dividend or other distribution was made, upon exercise thereof in the case of Options, and the vesting thereof in the case of other Awards. Prior to the time that any such securities or other property are delivered to a Participant in accordance with the foregoing, the Company shall be the owner of such securities or other property and shall have the right to vote the securities, receive any dividends payable on such securities, and in all other respects shall be treated as the owner. If securities or other property which have been set aside by the Company in accordance with this Section are not delivered to a Participant because an Award is not exercised or otherwise vested, then such securities or other property shall remain the property of the Company and shall be dealt with by the Company as it shall determine in its sole discretion.

4.5 Other Changes in Stock. In the event there shall be any change, other than as specified in Sections 4.3 and 4.4, in the number or kind of outstanding shares of Stock or of any stock or other securities into which the Stock shall be changed or for which it shall have been exchanged, and if the Incentive Plan Committee shall in its discretion determine that such change equitably requires an adjustment in the number or kind of Shares subject to outstanding Awards or which have been reserved for issuance pursuant to the Plan but are not then subject to an Award, then such adjustments shall be made by the Incentive Plan Committee and shall be effective for all purposes of the Plan and on each outstanding Award that involves the particular type of stock for which a change was effected.

4.6 Rights to Subscribe. If the Company shall at any time grant to the holders of its Stock rights to subscribe pro rata for additional shares thereof or for any other securities of the Company or of any other corporation, there shall be reserved with respect to the Shares then subject to an Award held by any Participant of the particular class of Stock involved, the Stock or other securities which the Participant would have been entitled to subscribe for if immediately prior to such grant the Participant had exercised his entire Option, or otherwise vested in his entire Award. If, upon exercise of any such Option or the vesting of any other Award, the Participant subscribes for the additional Stock or other securities, the Participant shall pay to the Company the price that is payable by the Participant for such Stock or other securities.

4.7 General Adjustment Rules. If any adjustment or substitution provided for in this Section 4 shall result in the creation of a fractional Share under any Award, the Company shall, in lieu of selling or otherwise issuing such fractional Share, pay to the Participant a cash sum in an amount equal to the product of such fraction multiplied by the Fair Market Value of a Share on the date the fractional Share would otherwise have been issued. In the case of any such substitution or adjustment affecting an Option, the total Option Price for the shares of Stock then subject to an

     Option shall remain unchanged but the Option Price per share under each such Option shall be equitably adjusted by the Incentive Plan Committee to reflect the greater or lesser number of shares of Stock or other securities into which the Stock subject to the Option may have been changed.

4.8  Determination by Incentive Plan Committee, Etc. Adjustments under this
     Section 4 shall be made by the Incentive Plan Committee, whose determinations with regard thereto shall be final and binding upon all parties thereto.

                                   SECTION 5.
                          REORGANIZATION OR LIQUIDATION

     In the event that the Company is merged or consolidated with another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding Shares), or if all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation, business entity or person (other than a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company), or in case of a reorganization (other than a reorganization under the United States Bankruptcy Code) or liquidation of the Company, and if the provisions of Section 10 do not apply, the Incentive Plan Committee, or the board of directors of any corporation assuming the obligations of the Company, shall have the power and discretion to prescribe the terms and conditions for the exercise of, or modification of, any outstanding Awards granted hereunder. By way of illustration, and not by way of limitation, the Incentive Plan Committee may provide for the complete or partial acceleration of the dates of exercise of the Options, or may provide that such Options will be exchanged or converted into options to acquire securities of the surviving or acquiring corporation, or may provide for a payment or distribution in respect of outstanding Options (or the portion thereof that is currently exercisable) in cancellation thereof. The Incentive Plan Committee may remove restrictions on Restricted Stock and may modify the performance requirements for any other Awards. The Incentive Plan Committee may provide that Stock or other Awards granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised such Awards will expire. Any such determinations by the Incentive Plan Committee may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. The provisions of this Section 5 shall not apply to any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company's capital stock. SECTION 6. PARTICIPATION

     Participants in the Plan shall be those Eligible Employees, Directors or consultants who, in the judgment of the Incentive Plan Committee, are performing, or during the term of their incentive arrangement will perform, important services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Incentive Plan Committee, receipt of one such Award shall not result in automatic receipt of any other Award, and written notice shall be given to each such person, specifying the terms, conditions, rights and duties related thereto; and further provided that Incentive Stock Options shall not be granted to consultants or to Eligible Employees of any partnership which is included within the definition of an Affiliated Corporation but whose employees are not permitted to receive Incentive Stock Options under the Internal Revenue Code. Each Participant shall enter into an agreement with the Company, in such form as the Incentive Plan Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Awards shall be deemed to be granted as of the date specified in the grant resolution of the Incentive Plan Committee, which date shall be the date of any related agreement with the Participant. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern.

                                   SECTION 7.
                                  STOCK OPTIONS

7.1 Discretionary Grant of Options. Coincident with the following designation for participation in the Plan, a Participant may be granted one or more Options. The Incentive Plan Committee in its sole discretion shall designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Option. The Incentive Plan Committee may grant both an Incentive Stock Option and a Non-Statutory Option to the same Participant at the same time or at different times. Incentive Stock Options and Non-Statutory Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

7.2 Option Agreements. Each Option granted under the Plan shall be evidenced by a written stock option agreement which shall be entered into by the Company and the Participant to whom the Option is granted (the "Option Holder"), and which shall contain the following terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Incentive Plan Committee may consider appropriate in each case.

     (a) Number of Shares. Each stock option agreement shall state that it covers a specified number of Shares, as determined by the Incentive Plan Committee. Notwithstanding any other provision of the Plan, the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Option Holder in any calendar year, under the Plan or otherwise, shall not exceed $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the time an Option is granted.

     (b) Price. The price at which each Share covered by an Option may be purchased shall be determined in each case by the Incentive Plan Committee and set forth in the stock option agreement, but in no event shall the Option Price for each Share covered by an Incentive Stock Option be less than the Fair Market Value of the Stock on the date the Option is granted; provided that the Option Price for each Share covered by a Non-Statutory Option may be granted at any price less than Fair Market Value, in the sole discretion of the Incentive Plan Committee. In addition, the Option Price for each Share covered by an Incentive Stock Option granted to an Eligible Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company must be at least 110% of the Fair Market Value of the Stock subject to the Incentive Stock Option on the date the Option is granted.

     (c) Duration of Options. Each stock option agreement shall state the period of time, determined by the Incentive Plan Committee, within which the Option may be exercised by the Option Holder (the "Option Period"). The Option Period must expire, in all cases, not more than ten years from the date an Option is granted; provided, however, that the Option Period of an Option granted to an Eligible Employee or consultant who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company must expire not more than five years from the date such an Option is granted. Each stock option agreement shall also state the periods of time, if any, as determined by the Incentive Plan Committee, when incremental portions of each Option shall vest. Except as provided in Sections 5 and 10, no portion of any Option shall vest before six months after the date of grant of the Option.

     (d) Termination of Employment, Death, Disability, Etc. Except as otherwise determined by the Incentive Plan Committee, each stock option agreement shall provide as follows with respect to the exercise of the Option upon termination of the employment or the death of the Option
          Holder:

          (i) If the employment of the Option Holder is terminated within the Option Period for cause, as determined by the Company, the Option shall thereafter be void for all purposes. As used in this subsection 7.2(d), "cause" shall mean a gross violation, as determined by the Company, of the Company's established policies and procedures. The effect of this subsection 7.2(d)(i) shall be limited to determining the consequences of a termination, and nothing in this subsection 7.2(d)(i) shall restrict or otherwise interfere with the Company's discretion with respect to the termination of any employee.

          (ii) If the Option Holder terminates his employment with the Company in a manner determined by the Board, in its sole discretion, to constitute retirement (which determination shall be communicated to the Option Holder within 10 days of such termination), the Option may be exercised by the Option Holder, or in the case of death by the persons specified in subsection (iii) of this subsection 7.2(d), within three months following his or her retirement if the Option is an Incentive Stock Option or within twelve months following his or her retirement if the Option is a Non-Statutory Stock Option (provided in each case that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of the Option Holder's termination of employment.

          (iii) If the Option Holder dies, or if the Option Holder becomes disabled (within the meaning of Section 22(e) of the Internal Revenue Code), during the Option Period while still employed, or within the three- month period referred to in (iv) below, or within the three or twelve- month period referred to in (ii) above, the Option may be exercised by those entitled to do so under the Option Holder's will or by the laws of descent and distribution within twelve months following the Option Holder's death or disability, but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of the Option Holder's death or disability.

          (iv) If the employment of the Option Holder by the Company is terminated (which for this purpose means that the Option Holder is no longer employed by the Company or by an Affiliated Corporation) within the Option Period for any reason other than cause, retirement as provided in (ii) above, disability or the Option Holder's death, the Option may be exercised by the Option Holder within three months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of termination of employment.

     (e) Transferability. Each stock option agreement shall provide that the Option granted therein is not transferable by the Option Holder except by will or pursuant to the laws of descent and distribution, and that such Option is exercisable during the Option Holder's lifetime only by him or her, or in the event of disability or incapacity, by his or her guardian or legal representative.

     (f)  Exercise, Payments, Etc.

          (i) Each stock option agreement shall provide that the method for exercising the Option granted therein shall be by delivery to the

               Corporate Secretary of the Company of written notice specifying the number of Shares with respect to which such Option is exercised (which must be in an amount evenly divisible by 100) and payment of the Option Price. Such notice shall be in a form satisfactory to the Incentive Plan Committee and shall specify the particular Option (or portion thereof) which is being exercised and the number of Shares with respect to which the Option is being exercised. The exercise of the Option shall be deemed effective upon receipt of such notice by the Corporate Secretary and payment to the Company. The purchase of such Stock shall take place at the principal offices of the Company upon delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods or any combination of the methods set forth in (ii) below. A properly executed certificate or certificates representing the Stock shall be issued by the Company and delivered to the Option Holder. If certificates representing Stock are used to pay all or part of the Option Price, separate certificates for the same number of shares of Stock shall be issued by the Company and delivered to the Option Holder representing each certificate used to pay the Option Price, and an additional certificate shall be issued by the Company and delivered to the Option Holder representing the additional shares, in excess of the Option Price, to which the Option Holder is entitled as a result of the exercise of the Option.

          (ii) The exercise price shall be paid by any of the following methods or any combination of the following methods:

               (A)  in cash;

               (B)  by cashier's check payable to the order of the Company;

               (C) by delivery to the Company of certificates representing the number of Shares then owned by the Option Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Option, properly endorsed for transfer to the Company; provided however, that Shares used for this purpose must have been held by the Option Holder for such minimum period of time as may be established from time to time by the Incentive Plan Committee; for purposes of this Plan, the Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Option shall be the Fair Market Value as of the exercise date; the exercise date shall be the day the delivery of the certificates for the Stock used as payment of the Option Price; or

               (D) by delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Stock or of a loan from the broker to the Option Holder necessary to pay the exercise price.

          (iii) In the discretion of the Incentive Plan Committee, the Company may guaranty a third-party loan obtained by a Participant to pay part or all of the Option Price of the Shares provided that such loan or the Company's guaranty is secured by the Shares.

     (g) Date of Grant. An option shall be considered as having been granted on the date specified in the grant resolution of the Incentive Plan Committee.

     (h)  Withholding.

               (A) Non-Statutory Options. Each stock option agreement covering Non-Statutory Options shall provide that, upon exercise of the Option, the Option Holder shall make appropriate arrangements with the Company to provide for the amount of additional withholding required by applicable federal and state income tax laws, including payment of such taxes through delivery of Stock or by withholding Stock to be issued under the Option, as provided in Section 15.

               (B) Incentive Options. In the event that a Participant makes a disposition (as defined in Section 424(c) of the Internal Revenue Code) of any Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the expiration of two years from the date on which the Incentive Stock Option was granted or prior to the expiration of one year from the date on which the Option was exercised, the Participant shall send written notice to the Company at its principal office in Redondo Beach, CA (Attention: Corporate Secretary) of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition, and any other information relating to such disposition as the Company may reasonably request. The Participant shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by applicable federal and state income tax laws.

     (i) Adjustment of Options. Subject to the limitations contained in Sections 7 and 14, the Incentive Plan Committee may make any adjustment in the Option Price, the number of shares subject to, or the terms of, an outstanding Option and a subsequent granting of an Option by amendment or by substitution of an outstanding Option. Such amendment, substitution, or re-grant may result in terms and conditions (including Option Price, number of shares covered, vesting schedule or exercise period) that differ from the terms and conditions of the original Option. The Incentive Plan Committee may not, however, adversely affect the rights of any Participant to previously granted Options without the consent of such Participant. If such action is affected by amendment, the effective date of such amendment shall be the date of the original grant.

7.3 Stockholder Privileges. No Option Holder shall have any rights as a stockholder with respect to any Shares covered by an Option until the Option Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Stock, except as provided in
     Section 4.

                                   SECTION 8.
                             RESTRICTED STOCK AWARDS

8.1 Awards Granted by Incentive Plan Committee. Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Restricted Stock Awards consisting of Shares. The number of Shares granted as a Restricted Stock Award shall be determined by the Incentive Plan Committee.

8.2 Restrictions. A Participant's right to retain a Restricted Stock Award granted to him under Section 8.1 shall be subject to such restrictions, including but not limited to his continuous employment by the Company for a restriction period specified by the Incentive Plan Committee, or the attainment of specified performance goals and objectives, as may be established by the Incentive Plan Committee with respect to such award. The Incentive Plan Committee may in its sole discretion require different periods of employment or different performance goals and objectives with respect to different Participants, to different Restricted Stock Awards or to separate, designated portions of the Shares constituting a Restricted Stock Award.

8.3 Privileges of a Stockholder, Transferability. A Participant shall have all voting, dividend, liquidation and other rights with respect to Stock in accordance with its terms received by him as a Restricted Stock Award under this Section 8 upon his becoming the holder of record of such Stock; provided, however, that the Participant's right to sell, encumber or otherwise transfer such Stock shall be subject to the limitations of
     Section 11.2 hereof.

8.4 Enforcement of Restrictions. The Incentive Plan Committee may in its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Section 8.2 and 8.3:

     (a) Placing a legend on the stock certificates referring to the restrictions;

     (b) Requiring the Participant to keep the stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect; or

     (c) Requiring that the stock certificates, duly endorsed, be held in the custody of a third party while the restrictions remain in effect.

8.5 Termination of Employment, Death, Disability, Etc. In the event of the death or disability (within the meaning of Section 22(e) of the Internal Revenue Code) of a Participant, or the retirement of a Participant as provided in Section 7.2(d)(ii), all employment period and other restrictions applicable to Restricted Stock Awards then held by him shall lapse, and such awards shall become fully nonforfeitable. Subject to Sections 5 and 10, in the event of a Participant's termination of employment for any other reason, any Restricted Stock Awards as to which the employment period or other restrictions have not been satisfied shall be forfeited.

                                   SECTION 9.
                    PERFORMANCE SHARES AND PERFORMANCE UNITS

9.1 Awards Granted by Incentive Plan Committee. Coincident with or following designation for participation in the Plan, a Participant may be granted Performance Shares or Performance Units.

9.2 Amount of Award. The Incentive Plan Committee shall establish a maximum amount of a Participant's Award, which amount shall be denominated in Shares in the case of Performance Shares or in dollars in the case of Performance Units.

9.3 Communication of Award. Written notice of the maximum amount of a Participant's Award and the Performance Cycle determined by the Incentive Plan Committee shall be given to a Participant as soon as practicable after approval of the Award by the Incentive Plan Committee.

9.4 Amount of Award Payable. The Incentive Plan Committee shall establish maximum and minimum performance targets to be achieved during the applicable Performance Cycle. Performance targets established by the Incentive Plan Committee shall relate to corporate, group, unit or individual performance and may be established in terms of earnings, growth in earnings, ratios of earnings to equity or assets, or such other measures or standards determined by the Incentive Plan Committee. Multiple performance targets may be used and the components of multiple performance targets may be given the same or different weighting in determining the amount of an Award earned, and may relate to absolute performance or relative performance measured against other groups, units, individuals or entities. Achievement of the maximum performance target shall entitle the Participant to payment (subject to Section 9.6) at the full or maximum amount specified with respect to the Award; provided, however, that notwithstanding any other provisions of this Plan, in the case of an Award of Performance Shares the Incentive Plan Committee in its discretion may establish an upper limit on the amount payable (whether in cash or Stock) as a result of the achievement of the maximum performance target. The Incentive Plan Committee may also establish that a portion of a full or maximum amount of a Participant's Award will be paid (subject to Section 9.6) for performance which exceeds the minimum performance target but falls below the maximum performance target applicable to such Award.

9.5 Adjustments. At any time prior to payment of a Performance Share or Performance Unit Award, the Incentive Plan Committee may adjust previously established performance targets or other terms and conditions to reflect events such as changes in laws, regulations, or accounting practice, or mergers, acquisitions or divestitures.

9.6 Payments of Awards. Following the conclusion of each Performance Cycle, the Incentive Plan Committee shall determine the extent to which performance targets have been attained, and the satisfaction of any other terms and conditions with respect to an Award relating to such Performance Cycle. The Incentive Plan Committee shall determine what, if any, payment is due with respect to an Award and whether such payment shall be made in cash, Stock or some combination thereof. Payment shall be made in a lump sum or installments, as determined by the Incentive Plan Committee, commencing as promptly as practicable following the end of the applicable Performance Cycle, subject to such terms and conditions and in such form as may be prescribed by the Incentive Plan Committee.

9.7 Termination of Employment. If a Participant ceases to be an Eligible Employee before the end of a Performance Cycle by reason of his death, permanent disability or retirement as provided in Section 7.2(d)(ii), the Performance Cycle for such Participant for the purpose of determining the amount of the Award payable shall end at the end of the calendar quarter immediately preceding the date on which such Participant ceased to be an Eligible Employee. The amount of an Award payable to a Participant to whom the preceding sentence is applicable shall be paid at the end of the Performance Cycle and shall be that fraction of the Award computed pursuant to the preceding sentence the numerator of which is the number of calendar quarters during the Performance Cycle during all of which said Participant was an Employee and the denominator of which is the number of full calendar quarters in the Performance Cycle. Upon any other termination of employment of a Participant during a Performance Cycle, participation in the Plan shall cease and all outstanding Awards of Performance Shares or Performance Units to such Participant shall be canceled.

                                   SECTION 10.
                                CHANGE IN CONTROL

10.1 Options, Restricted Stock. In the event of a change in control of the Company as defined in Section 10.3, then the Incentive Plan Committee may, in its sole discretion, without obtaining stockholder approval, to the extent permitted in Section 14, take any or all of the following actions:
     (a) accelerate the exercise dates of any outstanding Options or make all such Options fully vested and exercisable; (b) grant a cash bonus award to any Option Holder in an amount necessary to pay the Option Price of all or any portion of the Options then held by such Option Holder; (c) pay cash to any or all Option Holders in exchange for the cancellation of their outstanding Options in an amount equal to the different between the Option Price of such Options and the greater of the tender offer price for the underlying Stock or the Fair Market Value of the Stock on the date of the cancellation of the Options; (d) make any other adjustments or amendments to the outstanding Options and (e) eliminate all restrictions with respect to Restricted Stock and deliver Shares free of restrictive legends to any Participant.

10.2 Performance Shares and Performance Units. Under the circumstances described in Section 10.1, the Incentive Plan Committee may, in its sole discretion, and without obtaining stockholder approval, to the extent permitted in
     Section 14, provide for payment of outstanding Performance Shares and Performance Units at the maximum award level or any percentage thereof.

10.3 Definition. For purposes of the Plan, a "change in control" shall be deemed to have occurred if (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the 1934 Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of more than 33-1/3 percent of the then outstanding voting stock of the Company; or (b) at any time during any period of three consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof; or (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                                   SECTION 11.
                        RIGHTS OF EMPLOYEES; PARTICIPANTS

11.1 Employment; Tenure. Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company or tenure as a Director of the Company, or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of employment shall be determined by the Incentive Plan Committee at the time. Nothing in this Plan shall interfere in any way with the right of the stockholders of the Company to remove a Participant Director from the Board pursuant to the Delaware General Corporation Law and the Company's Certificate of Incorporation and Bylaws.

11.2 Nontransferability. No right or interest of any Participant in an Award granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event or a Participant's death, a Participant's rights and interests in Options shall, to the extent provided in Section 7, be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options may be made by, the Participant's legal representatives, heirs or legatees. If in the opinion of the Incentive Plan Committee a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his affairs because of mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator or other legal personal representative upon furnishing the Incentive Plan Committee with evidence satisfactory to the Incentive Plan Committee of such status.

                                   SECTION 12.
                              GENERAL RESTRICTIONS

12.1 Investment Representations. The Company may require any person to whom an Option or other Award is granted, as a condition of exercising such Option or receiving Stock under the Award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock subject to the Option or the Award for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Stock.

12.2 Compliance with Securities Laws. Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Incentive Plan Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

12.3 Stock Restriction Agreement. The Incentive Plan Committee may provide that shares of Stock issuable upon the exercise of an Option shall, under certain conditions, be subject to restrictions whereby the Company has a right of first refusal with respect to such shares or a right or obligation to repurchase all or a portion of such shares, which restrictions may survive a Participant's term of employment with the Company. The acceleration of time or times at which an Option becomes exercisable may be conditioned upon the Participant's agreement to such restrictions.

                                   SECTION 13.
                             OTHER EMPLOYEE BENEFITS

     The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or the grant or vesting of any other Award shall not constitute "earnings" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

                                  SECTION 14.
                  PLAN AMENDMENT, MODIFICATION AND TERMINATION

     The Board may at any time terminate, and from time-to-time may amend or modify, the Plan provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable.

     No amendment, modification or termination of the Plan shall in any manner adversely affect any Awards theretofore granted under the Plan, without the consent of the Participant holding such Awards.

                                   SECTION 15.
                                   WITHHOLDING

15.1 Withholding Requirement. The Company's obligations to deliver Shares upon the exercise of an Option, or upon the vesting of any other Award, shall be subject to the Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

15.2 Withholding With Stock. At the time the Incentive Plan Committee grants an Award, it may, in its sole discretion, grant the Participant an election to pay all such amounts of tax withholding, or any part thereof, by electing to transfer to the Company, or to have the Company withhold from Shares otherwise issuable to the Participant, Shares having a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant. All elections shall be subject to the approval or disapproval of the Incentive Plan Committee. The value of Shares to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). Any such elections by Participants to have Shares withheld for this purpose will be subject to the following restrictions:

     (a)  All elections must be made prior to the Tax Date.

     (b)  All elections shall be irrevocable.

     (c) If the Participant is an officer or director of the Company within the meaning of Section 16 of the 1934 Act ("Section 16"), the Participant must satisfy the requirements of such Section 16 and any applicable rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.

                                   SECTION 16.
                             BROKERAGE ARRANGEMENTS

     The Incentive Plan Committee, in its discretion, may enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the disposition of shares acquired upon exercise of Stock Options, including, without limitation, arrangements for the simultaneous exercise of Stock Options and sale of the Shares acquired upon such exercise.


                                   SECTION 17.
                           NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Affiliated Corporation now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

                                   SECTION 18.
                               REQUIREMENTS OF LAW

18.1 Requirements of Law. The issuance of stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

18.2 Federal Securities Law Requirements. If a Participant is an officer or director of the Company within the meaning of Section 16 of the 1934 Act, Awards granted hereunder shall be subject to all conditions required under Rule 16b-3, or any successor rule promulgated under the 1934 Act, to qualify the Award for any exception from the provisions of Section 16(b) of the 1934 Act available under that Rule. Such conditions are hereby incorporated herein by reference and shall be set forth in the agreement with the Participant which describes the Award.

18.3 Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Wyoming.


                                   SECTION 19.
                              DURATION OF THE PLAN

     The Plan shall terminate at such time as may be determined by the Board of Directors, and no Award shall be granted after such termination. If not sooner terminated under the preceding sentence, the Plan shall fully cease and expire at midnight on April 4, 2007. Awards outstanding at the time of the Plan termination may continue to be exercised or earned in accordance with their terms.

Adopted: April 5, 1997.

                                             MYSTIQUE DEVELOPMENTS, INC.
                                             A Wyoming Corporation



                                             By /s/ Kim M. Fuerst
                                                --------------------------------
                                                Kim M. Fuerst

                                  APPENDIX II


                           MYSTIQUE DEVELOPMENTS, INC.
                           INCENTIVE STOCK OPTION PLAN

                                   SECTION 1.
                                  INTRODUCTION

1.1 Establishment. Mystique Developments, Inc., a Wyoming corporation (hereinafter referred to as the "Company" except where the context otherwise requires), establishes the Mystique Developments, Inc. Incentive Stock Option Plan (the "Plan") for a key employee as of the Effective Date.

1.2 Purposes. The purposes of the Plan are to provide the key employee with added incentives to continue in the long-term service of the Company and to create in the employee a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in stockholder value, so that the income of the key employee is more closely aligned with the income of the Company's stockholders.

                                   SECTION 2.
                                   DEFINITIONS

2.1  Definitions. The following terms shall have the meanings set forth below:

     (a) "Award" means a grant made under this Plan in the form of Incentive Stock Options.

     (b)  "Board" means the Board of Directors of the Company.

     (c)  "Director" means a member of the Board.

     (d) "Effective Date" means the effective date of the Plan, October 18, 1996.

     (e)  "Eligible Employee" means Kim M. Fuerst.

     (f) "Fair Market Value" means the value of a Share determined by the Board in good faith.

     (g) "Incentive Stock Option" means any Option granted hereunder in accordance with the requirements of Section 422 of the Internal Revenue Code.

     (h) "Internal Revenue Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

     (i) "Option" means a right to purchase Stock at a stated price for a specified period of time.

     (j) "Option Price" means the price at which shares of Stock subject to an Incentive Stock Option may be purchased.

     (k)  "Participant" means Kim M. Fuerst.

     (l) "Plan Year" means each 12-month period beginning July 1 and ending the following June 30, except that for the first year of the Plan it shall begin on the Effective Date and extend to June 30 of the following year.

     (m)  "Share" means a share of Stock.

     (n)  "Stock" means the common stock, $.01 par value, of the Company.

2.2 Gender and Number. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

                                   SECTION 3.
                               PLAN ADMINISTRATION

     The Plan shall be administered by the Board. The Board shall determine the form or forms of the agreements with the Participant which shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Participant with respect to the Awards granted pursuant to the Plan, which provisions need not be identical except as may be provided herein. The Board may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. No member of the Board shall be liable for any action or determination made in good faith, and all members of the Board shall, be fully protected by the Company with respect to any such action, determination or interpretation. The determination, interpretations and other actions of the Board pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.

                                   SECTION 4.
                            STOCK SUBJECT TO THE PLAN

4.1 Number of Shares. There are 500,000 Shares authorized for issuance under the Plan in accordance with the provisions of the Plan. Incentive Stock Option rights to all 500,000 shares shall be granted to the Participant.

4.2 Unused and Forfeited Stock. Any Shares that are subject to an Award under this Plan which are not used because they are Shares that are subject to an Incentive Stock Option which expires or is terminated for any reason, any Shares which are used for full or partial payment of the purchase price of Shares with respect to which an Option is exercised and any Shares retained by the Company for withholding tax purposes shall no longer be available for use under the Plan.

4.3 Adjustments for Stock Split, Stock Dividend, Etc. If the Company shall at any time change in any way the rights and privileges of such the incentive stock options by or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the incentive stock option shall be increased, decreased or changed in like manner as if the Stock had been issued and outstanding, fully paid and nonassessable at the time of such occurrence.

4.4 Other Changes in Stock. In the event there shall be any change, other than as specified in Sections 4.2 and 4.3, in the kind of outstanding shares of Stock or of any stock or other securities into which the Stock shall be changed or for which it shall have been exchanged, and if the Board shall in its discretion determine that such change equitably requires an adjustment in the number or kind of Shares subject to outstanding incentive stock options, then such adjustments shall be made by the Board and shall be effective for all purposes of the Plan.

4.5 General Adjustment Rules. In the case of any such substitution or adjustment affecting an incentive stock option, the total Option Price for the shares of Stock then subject to an incentive stock option shall remain unchanged but the Option Price per share under each such incentive stock option shall be equitably adjusted by the Board to reflect the greater or lesser number of shares of Stock or other securities into which the Stock subject to the incentive stock option may have been changed.

4.6 Determination by Board, Etc. Adjustments under this Section 4 shall be made by the Board whose determinations with regard thereto shall be final and binding upon all parties thereto.

                                   SECTION 5.
                          REORGANIZATION OR LIQUIDATION

     In the event that the Company is merged or consolidated with another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding Shares), or if all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation, business entity or person (other than a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company), or in case of a reorganization (other than a reorganization under the United States Bankruptcy Code) or liquidation of the Company, and if the provisions of Section 10 do not apply, the Board or the board of directors of any corporation assuming the obligations of the Company, shall have the power and discretion to prescribe the terms and conditions for the exercise of, or modification of, any outstanding Awards granted hereunder not inconsistent with the terms of this Agreement and the stock option agreement then outstanding with the Participant. By way of illustration, and not by way of limitation, the Board may provide for the complete or partial acceleration of the dates of exercise of the incentive stock options. The provisions of this Section 5 shall not apply to any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company's capital stock.

                                   SECTION 6.
                        GRANT OF INCENTIVE STOCK OPTIONS

6.1 Grant of Options. Coincident with the adoption of the Plan, the Participant shall be granted all of the Incentive Stock Options.

6.2 Option Agreement. The Incentive Stock Options granted under the Plan shall be evidenced by a written stock option agreement which shall be entered into by the Company and the Participant, and which shall contain the following terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Board may consider appropriate in each case.

     (a) Number of Shares. Each stock option agreement shall state that it covers a specified number of Shares. The aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Participant in any calendar year, under the Plan or otherwise, shall not exceed $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the time an Option is granted.

     (b) Option Price. The price at which each Share covered by an Incentive Stock Option may be purchased shall be the fair market value of the Share at the date of grant of the Incentive Stock Option. In addition, the Option Price for each Share covered by an Incentive Stock Option granted to the Participant when he then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company must be at least 110% of the Fair Market Value of the Stock subject to the Incentive Stock Option on the date the Option is granted.

     (c) Duration of Options. Each stock option agreement shall state the period of time, determined by the Board, within which the Option may be exercised by the Participant (the "Option Period"). The Option Period must expire, in all cases, not more than ten years from the date an Option is granted; provided, however, that the Option Period of an Option granted to the Participant when he then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company must expire not more than five years from the date such an Option is granted.

     (d) Termination of Employment, Death, Disability, Etc. Except as otherwise determined by the Board, each stock option agreement shall provide as follows with respect to the exercise of the Option upon termination of the employment or the death of the Participant:

          (i) If the Participant terminates his employment with the Company in a manner determined by the Board, in its sole discretion, to constitute retirement (which determination shall be communicated to the Participant within 10 days of such termination), the Option may be exercised by the Participant, or in the case of death by the persons specified in subsection (iii) of this subsection 7.3(d), within three months following his or her retirement. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of the Participant's termination of employment.

          (ii) If the Participant dies, or if the Participant becomes disabled (within the meaning of Section 22(e) of the Internal Revenue
               Code), during the Option Period while still employed, or within the three-month period referred to in (iv) below, or within the three or twelve-month period referred to in (ii) above, the Option may be exercised by those entitled to do so under the Participant's will or by the laws of descent and distribution within twelve months following the Participant's death or disability, but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of the Participant's death or disability.

          (iii) If the employment of the Participant by the Company is terminated (which for this purpose means that the Participant is no longer employed by the Company or by an Affiliated Corporation) within the Option Period for any reason other than cause, retirement as provided in (ii) above, disability or the Participant's death, the Option may be exercised by the Participant within three months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of termination of employment.

     (e) Transferability. Each stock option agreement shall provide that the Option granted therein is not transferable by the Participant except by will or pursuant to the laws of descent and distribution, and that such Option is exercisable during the Participant's lifetime only by him or her, or in the event of disability or incapacity, by his or her guardian or legal representative.

     (f)  Exercise, Payments, Etc.

          (i) Each stock option agreement shall provide that the method for exercising the Option granted therein shall be by delivery to the Corporate Secretary of the Company of written notice specifying the number of Shares with respect to which such Option is exercised (which must be in an amount evenly divisible by 100) and payment of the Option Price. Such notice shall be in a form satisfactory to the Board and shall specify the particular Option (or portion thereof) which is being exercised and the number of Shares with respect to which the Option is being exercised. The exercise of the Option shall be deemed effective upon receipt of such notice by the Corporate Secretary and payment to the Company. The purchase of such Stock shall take place at the principal offices of the Company upon delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods or any combination of the methods set forth in (ii) below. A properly executed certificate or certificates representing the Stock shall be issued by the Company and delivered to the Participant. If certificates representing Stock are used to pay all or part of the Option Price, separate certificates for the same number of shares of Stock shall be issued by the Company and delivered to the Participant representing each certificate used to pay the Option Price, and an additional certificate shall be issued by the Company and delivered to the Participant representing the additional shares, in excess of the Option Price, to which the Participant is entitled as a result of the exercise of the Option.

          (ii) The exercise price shall be paid by any of the following methods or any combination of the following methods:

               (A)  in cash;

               (B)  by cashier's check payable to the order of the Company;

               (C) by delivery to the Company of certificates representing the number of Shares then owned by the Participant, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Option, properly endorsed for transfer to the Company; provided however, that Shares used for this purpose must have been held by the Participant for such minimum period of time as may be established from time to time by the Board; for purposes of this Plan, the Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Option shall be the Fair Market Value as of the exercise date; the exercise date shall be the day the delivery of the certificates for the Stock used as payment of the Option Price; or

               (D) by delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Stock or of a loan from the broker to the Participant necessary to pay the exercise price.

     (g) Date of Grant. An option shall be considered as having been granted on the date specified in the grant resolution of the Board.

     (h) Withholding. In the event that a Participant makes a disposition (as defined in Section 424(c) of the Internal Revenue Code) of any Stock acquired pursuant to the exercise of an incentive stock option prior to the expiration of two years from the date on which the incentive stock option was granted or prior to the expiration of one year from the date on which the Option was exercised, the Participant shall send written notice to the Company at its principal office (Attention:
          Corporate Secretary) of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition, and any other information relating to such disposition as the Company may reasonably request. The Participant shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by applicable federal and state income tax laws.

6.3 Stockholder Privileges. No Participant shall have any rights as a stockholder with respect to any Shares covered by an Option until the Participant becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Participant becomes the holder of record of such Stock, except as provided in Section 4.

                                   SECTION 7.
                                CHANGE IN CONTROL

7.1 Options, Restricted Stock. In the event of a change in control of the Company, then the Board may, in its sole discretion, without obtaining stockholder approval, take any or all of the following actions: (a) accelerate the exercise dates of any outstanding Options or make all such Options fully vested and exercisable; (b) grant a cash bonus award to any Participant in an amount necessary to pay the Option Price of all or any portion of the Options then held by such Participant; (c) pay cash to any or all Participants in exchange for the cancellation of their outstanding Options in an amount equal to the difference between the Option Price of such Options and the greater of the tender offer price for the underlying Stock or the Fair Market Value of the Stock on the date of the cancellation of the Options; and (d) make any other adjustments or amendments to the outstanding Options.

7.2 Definition. For purposes of the Plan, a "change in control" shall be deemed to have occurred if (a) any "person" or "group" (within the meaning of Sections 13(d) and

     14(d)(2) of the 1934 Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of more than 33-1/3 percent of the then outstanding voting stock of the Company; or (b) at any time during any period of three consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof; or (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                                   SECTION 8.
                              RIGHTS OF PARTICIPANT

8.1 Employment; Tenure. Nothing contained in the Plan or in any Award granted under the Plan shall confer upon the Participant any right with respect to the continuation of his employment by the Company or tenure as a Director of the Company, or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of employment shall be determined by the Board at the time. Nothing in this Plan shall interfere in any way with the right of the stockholders of the Company to remove a Participant Director from the Board pursuant to law and the Company's Certificate of Incorporation and Bylaws.

8.2 Nontransferability. No right or interest of the Participant in an Award granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of the Participant's death, a Participant's rights and interests in Options shall be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options may be made by, the Participant's legal representatives, heirs or legatees. If in the opinion of the Board a person entitled to payments or to exercise rights with respect to the

     Plan is disabled from caring for his affairs because of mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator or other legal personal representative upon furnishing the Board with evidence satisfactory to the Board of such status.

                                   SECTION 9.
                              GENERAL RESTRICTIONS

9.1 Investment Representations. The Company may require the Participant, as a condition of exercising an Option, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock subject to the Option for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Stock.

9.2 Compliance with Securities Laws. Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

9.3 Stock Restriction Agreement. The Board may provide that shares of Stock issuable upon the exercise of an Option shall, under certain conditions, be subject to restrictions whereby the Company has a right of first refusal with respect to such shares or a right or obligation to repurchase all or a portion of such shares, which restrictions may survive a Participant's term of employment with the Company. The acceleration of time or times at which an Option becomes exercisable may be conditioned upon the Participant's agreement to such restrictions.

                                   SECTION 10.
                             OTHER EMPLOYEE BENEFITS

     The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or the failure to meet holding period requirements shall not constitute "earnings" with respect to which any other employee benefits of such employee are determined, including without limitation, benefits under any pension, profit sharing, life insurance or salary continuation plan.

                                   SECTION 11.
                  PLAN AMENDMENT, MODIFICATION AND TERMINATION

     The Board may at any time terminate, and from time-to-time may amend or modify, the Plan provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable.

     No amendment, modification or termination of the Plan shall in any manner adversely affect any Awards theretofore granted under the Plan, without the consent of the Participant holding such Awards.

                                   SECTION 12.
                                   WITHHOLDING

12.1 Withholding Requirement. The Company's obligations to deliver Shares upon the exercise of an Option shall be subject to the Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

12.2 Withholding With Stock. The Board may, in its sole discretion, grant the Participant an election to pay all amounts of tax withholding, or any part thereof, by electing to transfer to the Company, or to have the Company withhold from Shares otherwise issuable to the Participant, Shares having a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant. All elections shall be subject to the approval or disapproval of the Board. The value of Shares to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). Any such elections by Participants to have Shares withheld for this purpose will be subject to the following restrictions:

     (a)  All elections must be made prior to the Tax Date.

     (b)  All elections shall be irrevocable.

     (c) If the Participant is an officer or director of the Company within the meaning of Section 16 of the 1934 Act ("Section 16"), the Participant must satisfy the requirements of such Section 16 and any applicable rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.

                                   SECTION 13.
                             BROKERAGE ARRANGEMENTS

     The Board, in its discretion, may enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the disposition of shares acquired upon exercise of Options, including, without limitation, arrangements for the simultaneous exercise of Options and sale of the Shares acquired upon such exercise.

                                   SECTION 14.
                           NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Affiliated Corporation now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

                                   SECTION 15.
                               REQUIREMENTS OF LAW

15.1 Requirements of Law. The issuance of stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

15.2 Federal Securities Law Requirements. If a Participant is an officer or director of the Company within the meaning of Section 16 of the 1934 Act, Awards granted hereunder shall be subject to all conditions required under Rule 16b-3, or any successor rule promulgated under the 1934 Act, to qualify the Award for any exception from the provisions of Section 16(b) of the 1934 Act available under that Rule. Such conditions are hereby incorporated herein by reference and shall be set forth in the agreement with the Participant which describes the Award.

15.3 Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Wyoming.


                                   SECTION 16.
                              DURATION OF THE PLAN

     The Plan shall terminate at such time as may be determined by the Board of Directors, and no Award shall be granted after such termination. If not sooner terminated under the preceding sentence, the Plan shall fully cease and expire at midnight on October 17, 2006.

Adopted:  October 18, 1996.

                                              MYSTIQUE DEVELOPMENTS, INC.
                                              A Wyoming Corporation


                                              By /s/ Kim M. Fuerst
                                                 -------------------------------
                                                 Kim M. Fuerst
                                                 President

                                  APPENDIX III

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       of
                        COLORADO WYOMING RESERVE COMPANY

                                    ARTICLE I
                                      NAME

     The name of the corporation shall be: Colorado Wyoming Reserve Company.


                                   ARTICLE II
                               PERIOD OF DURATION

     The corporation shall exist in perpetuity, from and after the date of filing these Articles of Incorporation with the Secretary of State of the State of Wyoming unless dissolved according to law.

                                   ARTICLE III
                               PURPOSES AND POWERS

     1. PURPOSES. Except as restricted by the Articles of Incorporation, the corporation is organized for the purpose of transacting all lawful business for which corporations may be incorporated pursuant to the Wyoming Business Corporation Act.

     2. GENERAL POWERS. Except as restricted by the Articles of Incorporation, the corporation may exercise all powers which a corporation may exercise legally pursuant to the Wyoming Business Corporation Act.







                                      III-1

                                   ARTICLE IV
                                  CAPITAL STOCK

     The aggregate number of shares which this corporation shall have authority to issue is seventy-five million (75,000,000) shares of a par value of one cent ($0.01) each, which shares shall be designated "Common Stock."

     1. DIVIDENDS. Dividends in cash, property or shares of the corporation may be paid upon the Common Stock, as and when declared by the board of directors, out of funds of the corporation to the extent and in the manner permitted by law.

     2. DISTRIBUTION IN LIQUIDATION. Upon any liquidation, dissolution or winding up of the corporation, and after paying or adequately providing for the payment of all its obligations, the remainder of the assets of the corporation shall be distributed, either in cash or in kind, pro rata to the holders of the Common Stock.

     3. VOTING RIGHTS; CUMULATIVE VOTING. Each outstanding share of Common Stock shall be entitled to one vote and each fractional share of Common Stock shall be entitled to a corresponding fractional vote on each matter submitted to a vote of shareholders. Cumulative voting shall not be allowed in the election of directors of the corporation.

     4. DENIAL OF PREEMPTIVE RIGHTS. No holder of any shares of the corporation, whether now or hereafter authorized, shall have any preemptive or preferential right to acquire any shares or securities of the corporation, including shares or securities held in the treasury of the corporation.

                                    ARTICLE V
                 RIGHT OF DIRECTORS TO CONTRACT WITH CORPORATION

     No contract or other transaction between the corporation and one or more of its directors or any other corporation, firm, association, or entity in which one or more of its directors are directors or officers or are financially interested shall be either void or voidable solely because of such relationship or interest or solely because such directors are present at the meeting of the board of directors or a committee thereof which authorizes, approves, or ratifies such contract or transaction or solely because their votes are counted for such purpose if:

     (a) The fact of such relationship or interest is disclosed or known to the board of directors or committee which authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors; or






                                      III-2

     (b) The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or

     (c) The contract or transaction is fair and reasonable to the corporation.

     Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or a committee thereof which authorizes, approves, or ratifies such contract or transaction.

                                   ARTICLE VI
                              CORPORATE OPPORTUNITY

     The officers, directors and other members of management of this corporation shall be subject to the doctrine of "corporate opportunities" only insofar as it applies to business opportunities in which this corporation has expressed an interest as determined from time to time by this corporation's board of directors as evidenced by resolutions appearing in the corporation's minutes. Once such areas of interest are delineated, all such business opportunities within such areas of interest which come to the attention of the officers, directors, and other members of management of this corporation shall be disclosed promptly to this corporation and made available to it. The board of directors may reject any business opportunity presented to it, and thereafter any officer, director or other member of management may avail himself of such opportunity. Until such time as this corporation through its board of directors, has designated an area of interest, the officers, directors and other members of management of this corporation shall be free to engage in such areas of interest on their own and this doctrine shall not limit the rights of any officer, director or other member of management of this corporation to continue a business existing prior to the time that such area of interest is designated by the corporation. This provision shall not be construed to release any employee of this corporation (other than an officer, director or member of management) from any duties which he may have to this corporation.

                                   ARTICLE VII
                                 INDEMNIFICATION

                              DIRECTORS AND OTHERS

     1. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation), by reason of the fact that he is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against





                                      III-3
expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in the best interests of the corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     2. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in the best interests of the corporation; but no indemnification shall be made in respect of any claim, issue, or matter as to which such person has been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court deems proper.

     3. To the extent that a director, officer, employee, or agent of the corporation has been successful on the merits in defense of any action, suit, or proceeding referred to in this article or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     4. Any indemnification under paragraph 1 or 2 of this article (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in said paragraphs 1 or 2. Such determination shall be made by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, or, if such a quorum is not obtainable or even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or by the shareholders.

     5. Expenses (including attorneys' fees) incurred in defending a civil or criminal action, suit, or proceeding may be paid by the corporation in advance of the final disposition of





                                      III-4
such action, suit, or proceeding as authorized in paragraph 4 of this article upon receipt of an undertaking by or on behalf of the director, officer, employee, or agent to repay such amount unless it is ultimately determined that he is entitled to be indemnified by the corporation as authorized in this article.

     6. The indemnification provided by this article shall not be deemed exclusive of any other rights to which those indemnified may be entitled under the Articles of Incorporation, any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, and any procedure provided for by any of the foregoing, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of heirs, executors, and administrators of such a person.

     7. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation or who is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this article.

     8. A unanimous vote of each class of shares entitled to vote shall be required to amend this article.

                                  ARTICLE VIII
                               SHAREHOLDER VOTING

     A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders.

                                   ARTICLE IX
                        ADOPTION AND AMENDMENT OF BYLAWS

     The initial Bylaws of the corporation shall be adopted by its board of directors. The power to alter or amend or repeal the Bylaws or adopt new Bylaws shall be vested in the board of directors, but the holders of common stock may also alter, amend or repeal the Bylaws or adopt new Bylaws. The Bylaws may contain any provisions for the regulation and management of the affairs of the corporation not inconsistent with law or these Articles of Incorporation.







                                      III-5